                                                                    EXHIBIT 10.3

                              SUBLEASE AGREEMENT


     THIS SUBLEASE is made as of March  6 , 1996 by and between WWC Holding Co.,
                                       ---
Inc., a Delaware corporation ("Sublandlord"), and ONYX Software Corporation, a Washington corporation ("Subtenant").

     Sublandlord, as the successor to Markets Cellular Limited Partnership, a Delaware limited partnership, is the tenant under that certain lease agreement dated May 1, 1994 with WRC Properties, Inc., a Delaware corporation, as landlord ("Landlord") (the "Master Lease"), for space (the "Master Space") located in the building (the "Building") described below:

     Name of Building:                  Ridgewood Corporate Square

     Address:                           330 120th Avenue N.E.

     City, State and Zip Code:          Bellevue, Washington  98005

     The common areas and Building areas other than the Premises collectively are referred to as the "Property." A copy of the Master Lease is attached as Exhibit A.

     In consideration of the covenants and promises contained in this Sublease, the parties agree as follows:

1.   PREMISES

     1.1  SUBLEASE OF PREMISES

     Sublandlord agrees to sublease to Subtenant, and Subtenant agrees to sublease from Sublandlord, that portion of the Master Space shown in Exhibit B, consisting of an aggregate of approximately 15,664 rentable square feet of the second floor of the Building (the "Premises") as follows:

          1.1.1 9,658 rentable square feet of the Premises (the "Initial Premises"), commencing on March 15, 1996; and

          1.1.2 the remaining 6,006 rentable square feet of the Premises (the "Remaining Premises"), commencing on September 1, 1996.

     The Initial Premises and the Remaining Premises are depicted in Exhibit B. In addition to use of the Premises, Subtenant shall have rights of ingress and egress to
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the Premises and use of common areas of the Building, on such conditions and at such times as permitted under the Master Lease.

     1.2  ACCESS TO THE PREMISES

          1.2.1 Sublandlord shall use good faith efforts to provide Subtenant with access to the Initial Premises on or before March 8, 1996 to install phones, furniture, telecommunications cables and other equipment. For each day after March 8, 1996 that Sublandlord has not vacated the Initial Premises and Subtenant has not been provided access to the Initial Premises for its installation activities, one day shall be added to the date upon which Subtenant must commence to pay rent as provided in Section 3.1. In addition, if
                                         -----------
Sublandlord has not vacated the Initial Premises and if Subtenant has not been provided access to the Initial Premises on or before March 15, 1996, Subtenant may terminate this Sublease.

          1.2.2 Sublandlord shall vacate the Remaining Premises and Subtenant shall have access to the Remaining Premises no later than July 4, 1996 to complete the Subtenant Improvements set forth in Section 5.1 below. For each day
                                                 -----------
after July 4, 1996 that Subtenant is not provided such access to the remaining space, one day shall be added to the date upon which Subtenant must commence to pay the increased rent set forth in Section 3.1.3 below.
                                    -------------

          1.2.3 Sublandlord shall use its best efforts to provide Subtenant with access to the Remaining Premises on or before August 19, 1996 to install phones, furniture, telecommunications cables and other equipment on the Remaining Premises. For each day after August 19, 1996 that Subtenant has not been provided access to the Remaining Premises for its installation activities, one day shall be added to the date upon which Subtenant must commence to pay the increased rent as provided in Section 3.1.3 below. Notwithstanding the
                              -------------
foregoing, upon any installation and use of phones in or occupation of the Remaining Premises, excluding the break room and the training room, by one or more employees, whether on a part-time or full-time basis, Subtenant shall immediately begin paying rent with respect to the Remaining Premises in the amount set forth in Section 3.1.3 below.
                    -------------

          1.2.4 Subtenant shall have unrestricted access to and the right to exclusive use of (a) the break room in the Remaining Premises no later than June 1, 1996 and (b) the training room in the Remaining Premises no later than May 1, 1996. Subtenant will have nonexclusive access to the breakroom in common with Sublandlord beginning May 1, 1996. Unrestricted access shall mean access 24 hours per day, 7 days per week. Subtenant shall not be required to pay any additional rent for use of the breakroom and training room.

          1.2.5 Sublandlord and Subtenant shall share access to and use of the existing phone room, provided that Sublandlord and Subtenant (a) determine that
                     --------
such sharing of access and use is reasonably possible, and (b) reach a mutually acceptable written agreement of the terms and conditions of such sharing.

     1.3  EXISTING FURNITURE

     Sublandlord will remove cubicles C2-89 through C2-100. Except as provided in the preceding sentence, Sublandlord agrees that the cubicles, cubicle partitions, cubicle desktops and accompanying cabinetry and chairs in the cubicles (the "Existing Furniture") currently within the Initial Premises shall remain in the Initial Premises and shall become the property of Subtenant at the commencement of this Sublease. Subtenant agrees to advise Sublandlord in writing on or before June 15, 1996 whether the Existing Furniture in the Remaining Premises must remain in the Remaining Premises and become the property of Subtenant as of September 1, 1996, or whether such Existing Furniture must be removed by Sublandlord as provided in Section 5.2.1 below.
                                      -------------

     Any Existing Furniture which becomes the property of Subtenant in accordance with this Section 1.3 must be removed by Subtenant at the expiration
                     -----------
of this Sublease to the extent Landlord requires removal of such Existing Furniture in accordance with the terms of the Master Lease.

2.   TERM

     This Lease shall commence on March 15, 1996 and shall terminate June 30, 1999 (the "Term").

3.   RENT

     3.1  MONTHLY RENT

     Subject to the provisions of Section 1.2 above, Subtenant agrees to pay
                                  -----------
Sublandlord annual rent, calculated at $16.65 per rentable square foot per year, payable in monthly installments (the "Monthly Rent") as set forth below:

          3.1.1 $6,700.24 for the period from March 15, 1996 through March 31, 1996;

          3.1.2 $13,400.48 per month for the period from April 1, 1996 through August 31, 1996; and

          3.1.3 $21,733.80 per month for the period from September 1, 1996 through June 30, 1999.

Monthly Rent shall be payable in advance on the first day of each month without any prior demand and without any deduction or offset except as expressly provided in this Sublease. Monthly Rent for any partial month shall be prorated based upon the number of days in the month. Upon execution of this Sublease, Subtenant shall pay to Pacific Real Estate Partners by delivery of good funds the sum of Thirteen Thousand Four Hundred and 48/100 Dollars ($13,400.48) to be paid to Sublandlord immediately upon satisfaction or waiver of the conditions set forth in Section 40 below, which sum shall be applied to the initial rent payable under this Sublease. The parties anticipate that application of this prepaid rent will cover rent for the remainder of the month of March and the first part of April, and the payment due April 1, 1996 will be a partial payment for the remaining rent for the month of April.

     3.2  ADDITIONAL RENT

     Beginning on January 1, 1997, in addition to paying the Monthly Rent specified in Section 3.1 above, Subtenant shall pay "Subtenant's Share" of all
             -----------
increases in the annual "Expenses" and Tenant's Electrical Charge (each as defined in Section 4(c) of the Master Lease) allocated to Sublandlord under the
           ------------
Master Lease above, respectively, the amount of Expenses for the Base Year and Tenant's Electrical Charge for the Base Year. The Base Year is calendar year 1996. "Subtenant's Share" shall mean sixty-six and seven-tenths percent (66.7%), based upon the ratio of the number of rentable square feet of the Sublease Premises to the total number of rentable square feet subject to the Master Lease (i.e. 15,664 rentable square feet divided by 23,468 rentable square feet). Such payments by Subtenant, together with any and all other amounts payable by Subtenant to Sublandlord pursuant to the terms of this Sublease, are hereinafter referred to as the "Additional Rent." The calculation, payment and reconciliation of the Additional Rent payments by Subtenant and Sublandlord shall be made in the same manner as between Landlord and Tenant under Section
                                                                      -------
4(c) of the Master Lease. Sublandlord agrees to provide Subtenant with full and
----
complete copies of all statements and correspondence provided by Landlord with respect to the determination of Expenses no later than 5 days after Sublandlord's receipt thereof from Landlord. At the request (and cost) of Subtenant, Sublandlord agrees to exercise its right to contest Landlord's determination of Expenses as provided in the Master Lease.

     If either Sublandlord or Subtenant require extraordinary electrical use with respect to the portion of the Master Space occupied by it, the parties agree to allocate the amount of the increase in Tenant's Electrical Charge over the Base Year based upon the estimated electrical use of Sublandlord and Subtenant.

     Any and all sums Subtenant is obligated to pay under the terms of this Sublease shall be construed as rent obligations in addition to the Monthly Rent set forth in this Sublease. In addition, such additional rent shall include a service charge of Twenty-Five Dollars ($25.00) for each of Subtenant's dishonored checks returned by the institution on which said checks are drawn. If, at any time during the term of this Sublease, Subtenant has tendered payment by check and Subtenant's bank has returned more than one such payment for any reason, including insufficient funds Sublandlord may, at its option, require that all future payments be made by cashier's check.

4.   SECURITY DEPOSIT

     Upon execution of this Sublease, Subtenant shall deposit the sum of Twenty-One Thousand Seven Hundred Thirty-Three and 80/100 Dollars ($21,733.80) by delivery of good funds to Pacific Real Estate Partners, which amount shall be paid to Sublandlord immediately upon satisfaction or waiver of the conditions set forth in Section 40 below, and shall be held by Sublandlord as a "Security Deposit" for Subtenant's performance of all of the terms, covenants and conditions of this Sublease. If Subtenant defaults under any provision of this Sublease, Sublandlord may (but shall not be required to) use, apply or retain all or any part of this Security Deposit for the payment of any amount Sublandlord may spend by reason of Subtenant's default or to compensate Sublandlord for any loss or damage Sublandlord may suffer because of Subtenant's default. If any portion of the Security Deposit is so used or applied, Subtenant shall, within ten (10) days after written demand, deposit cash with Sublandlord in an amount sufficient to restore the Security Deposit to its original amount. Sublandlord is not required to keep the Security Deposit separate from its general funds, and Subtenant is not entitled to interest on the Security Deposit. If Subtenant performs each of its obligations under this Sublease, the Security Deposit, or any balance thereof, shall be applied by Sublandlord to the Monthly Rent due for the last month of the Term.

5.   ALTERATIONS

     5.1  SUBTENANT IMPROVEMENTS

     Subtenant may undertake the build out of private offices in the Premises, subject to the terms and conditions set forth in the attached Exhibit C. Subtenant may also install telephone and telecommunication cables as provided in
Section 1.2 above. Otherwise, Subtenant shall not make any improvements in or
-----------
alterations or additions to the Premises without first obtaining Sublandlord's written consent, and, if required under the Master Lease, the Landlord's consent. Sublandlord shall not unreasonably withhold, condition or delay its consent, and once Sublandlord has provided such consent, Sublandlord will cooperate with Subtenant to obtain Landlord's consent (if required). All such improvements, alterations and additions shall be at the sole cost and expense of Subtenant and, except for Subtenant's trade fixtures, furniture and equipment, shall become the property of Sublandlord and shall remain in and be surrendered with the Premises at the termination of this Sublease. However, Sublandlord, may require Subtenant to remove from the Premises any or all improvements, fixtures, alterations or additions upon the termination of the Sublease if Landlord requires the removal of such items in accordance with the Master Lease and Subtenant shall promptly do so and shall repair all damages occasioned by such removal and return the Premises to their original condition at the commencement of this Sublease, all at Subtenant's sole cost and expense.

     All improvements, alterations and additions undertaken by Subtenant shall be performed by a contractor approved in advance by Sublandlord, according to plans approved in advance by Sublandlord. Subtenant shall cause all work to be done in a good and workmanlike manner using materials equal to or better than those used in the construction of the Premises and shall comply with or cause compliance with the Master Lease and with all laws and with any direction given by any public officer pursuant to law, including, without limitation, Title III of the Americans with Disabilities Act of 1990 ("ADA"), as the same are in effect on the date hereof and may be hereafter modified, amended or supplemented. During construction, Subtenant or its general contractor shall procure and maintain in effect all insurance coverages required under the Master Lease and any additional insurance coverage reasonably required by Sublandlord and customary for similar tenant improvement projects.

     5.2  SUBLANDLORD IMPROVEMENTS

     Sublandlord shall undertake the following improvements and alterations:

          5.2.1 unless Subtenant elects to retain the Existing Furniture in the Remaining Premises as provided in Section 1.3 above, removal of all Existing Furniture in the Remaining Premises, prior to Subtenant's commencement of any Subtenant Improvements in the Remaining Premises;

          5.2.2 removal of the existing security system and providing any necessary patching and painting of the walls due to the removal of the card readers;

          5.2.3 removal, to the extent reasonably possible, of cable and phone lines which are no longer in use;

          5.2.4  professional cleaning of all carpets in the Premises;

          5.2.5 touch-up painting and patching as is reasonably necessary, prior to Subtenant's occupancy of the Initial Premises and the Remaining Premises;

          5.2.6 providing suite signage for Subtenant in compliance with Landlord's rules and regulations for such signage and pursuant to Landlord's consent. Such signage shall include a full width panel sign on the Building Monument Name Strip (as defined in the Master Lease), building standard sign in the lobby of the Building designating the location of the Premises, and a sign at the top of the stairs on the second floor of the Building designating the location of Subtenant's reception area, as and to the extent permitted under the Master Lease, the cost of which shall be a charge against the tenant improvement allowance; and

          5.2.7 Relocating air conditioning ducts to provide additional HVAC service in areas where Subtenant expects to install the "servers" for its computer system.

     With respect to the improvements to be provided by Sublandlord under

Sections 5.2.4, 5.2.5, 5.2.6 and 5.2.7, the aggregate expense to be incurred by
--------------- -----  -----     -----
Sublandlord to complete such work shall not exceed $5,000. If Sublandlord reasonably believes that the cost to complete such work will exceed $5,000, Sublandlord shall so notify Subtenant, and Subtenant shall have the option to
(i) require Sublandlord to complete the work, in which event Subtenant shall promptly reimburse Sublandlord for the costs to complete such work that exceed $5,000, or (ii) require Sublandlord to discontinue such work. If all or any portion of the $5,000 remains unused, Subtenant may apply the unused portion as a credit against rent.

     Sublandlord shall complete the work identified in Sections 5.2.2, 5.2.3,
                                                       --------------  -----
5.2.4, 5.2.5 and 5.2.7 as it applies to the Initial Premises on or before March
----- -------    -----
11, 1996. Sublandlord shall complete the work set forth in Sections 5.2.4,
                                                           --------------
5.2.5, 5.2.6 and 5.2.7 as it applies to the Remaining Premises so as to
-----  -----     -----
coordinate the same with the reasonable scheduling requirements of Subtenant. In this respect, Subtenant may elect to defer the professional carpet cleaning within the Remaining Premises until after Subtenant has completed its anticipated improvements.

6.   CONDITION OF PREMISES

     Subtenant has thoroughly inspected the Premises and accepts them in their present condition, AS IS WITH ALL FAULTS, subject, however, to the work to be performed by Sublandlord in accordance with Section 5.2 above. Subtenant
                                            -----------
acknowledges that neither Sublandlord nor any agent of Sublandlord has made any representation as to the condition of the Premises or their suitability for the conduct of Subtenant's business. Subtenant and Sublandlord expressly agree that there are and shall be no implied warranties of merchantability, habitability, fitness for a particular purpose or any other kind arising out of this Sublease, and there are no warranties that extend beyond those expressly set forth in this Sublease.

     Sublandlord agrees to deliver the Premises (including the Remaining Premises) to Subtenant in substantially the same condition as existed on the date of this Sublease, subject to the improvements referenced in Section 5 above. Sublandlord at its sole cost and expense shall repair any material damage to the Premises (including the Remaining Premises) caused by Sublandlord's use or vacation of the Premises prior to the date such Premises are delivered to Subtenant.

7.   LANDLORD'S SERVICES

     Under the Master Lease Landlord is obligated to provide Sublandlord with certain operating services, maintenance and repairs (collectively, "Landlord's Services"). To the extent Landlord's Services apply to the Premises, Subtenant shall have the benefit of such services. Sublandlord has no obligation to furnish any of Landlord's Services and will not be liable for any disruption or failure of such services. Upon receipt of written complaint from Subtenant, Sublandlord shall make demand upon Landlord to take all appropriate action for the correction of any defect, inadequacy or insufficiency in Landlord's provision of Landlord's Services. If necessary, Sublandlord shall enforce its rights under the Master Lease to Landlord's Services for Subtenant's benefit by litigation, in which event Subtenant shall reimburse Sublandlord for the costs and expenses of such enforcement to the extent such costs and expenses are not recovered from Landlord.

8.   SUBTENANT'S AND SUBLANDLORD'S MAINTENANCE AND REPAIRS

     8.1  MAINTENANCE OF PREMISES

     Subtenant shall, at its expense, maintain the Premises (including, without limitation, all improvements to the Premises) in the condition required by the Master Lease.

     8.2  REPAIR OF BUILDING AND COMMON AREAS

     To the extent repairs are not paid for from Landlord's insurance, the costs of repair will be paid by Subtenant for any repairs conducted in the Premises caused by the acts or omissions of Subtenant, and for any repairs conducted in the Property to the extent the damage was caused by Subtenant or an employee, guest, or agent of Subtenant.

9.   USE

     Subtenant shall use the Premises only for the purposes permitted under the Master Lease and for no other purposes whatsoever. Subtenant shall not do or permit anything to be done in or about the Property that will in any way interfere with the rights of Sublandlord or other occupants of the Building, or injure or annoy them, or use or allow the Property to be used for any improper, immoral, unlawful or objectionable purpose; nor shall Subtenant cause, maintain or permit any nuisance in, on or about the Property. Subtenant shall not commit or suffer to be committed any waste in or about the Property.

10.  SIGN RESTRICTION

     No sign, picture, advertisement or notice shall be displayed, inscribed, painted or affixed to any door, wall or woodwork without Sublandlord's and Landlord's prior consent. Sublandlord will not unreasonably withhold, condition or delay its consent.

11.  LOCKS

     With the prior consent of the Landlord under the Master Lease, Subtenant shall be permitted to install a card access or other security system for the Premises. Sublandlord shall provide or cause Landlord to provide to Subtenant keys or access cards for each of Subtenant's employees to permit such employees to access the Building on weekends, holidays and after hours as and to the extent the service is allowed under the Master Lease. Subtenant shall be responsible for paying all charges of Landlord in connection with issuing keys or access cards. At the expiration of this Sublease, Subtenant at its cost shall remove any access card or other security system installed for the Premises and return to Sublandlord all keys or access cards to the Building.

12.  DEFAULTS

     Any of the following occurrences shall constitute a default by Subtenant:

     12.1  FAILURE TO PAY MONEY WHEN DUE

     If Subtenant fails to make any payment of rent, additional security deposit or any other payment required to be made by Subtenant hereunder, as and when due, within three (3) business days after written notice from Sublandlord.

     12.2  OTHER BREACHES

     If Subtenant fails to observe or perform any other provision of this Sublease, including compliance with Landlord's Rules and Regulations, within thirty (30) days after written notice from Sublandlord. The 30-day grace period shall not apply to Subtenant's breach of its obligations to maintain insurance coverages under Section 5 and Section 14.
                ---------     ----------

13.  REMEDIES

     If Subtenant commits a default under this Sublease, Sublandlord may do any one or more of the following, in addition to pursuing its remedies under law:

          13.1 cure the default and charge the costs to Subtenant, in which case Subtenant shall pay such costs as additional rent promptly on demand, together with interest thereon at the rate of 14% per year or the highest rate permitted by law, whichever is less;

          13.2  terminate this Sublease;

          13.3 enter and take possession of the Premises and remove Subtenant and all other persons and any property from the Premises, with process of law;

          13.4 hold Subtenant liable for and collect rent and other indebtedness owed by Subtenant to Sublandlord or rent that would have accrued during the remainder of the Term had there been no default, less any sums Sublandlord receives by reletting the Premises; and

          13.5 hold Subtenant liable for that part of the following sums paid by Sublandlord that are attributable to the remainder of the Term:

               13.5.1 reasonable broker's fees incurred by Sublandlord in reletting part or all of the Premises;

               13.5.2  the cost of removing and storing Subtenant's property;

          13.5.3 the cost of repairs and alterations reasonably necessary to put the Premises in a condition reasonably acceptable to a new subtenant; and

               13.5.4 other necessary and reasonable expenses incurred by Sublandlord in enforcing its remedies.

     Sublandlord shall mitigate its damage by making reasonable efforts to relet the Premises on reasonable terms. Sublandlord may relet for a shorter or longer period of time than the Term and make reasonably necessary repairs and alterations. All sums collected from reletting shall be applied first to Sublandlord's expenses of reletting described in Section 13.5, and then to the
                                                 ------------
payment of amounts due from Subtenant to Sublandlord under this Sublease.

14.  INSURANCE

     Subtenant shall, during any period of occupancy, at its sole cost and expense, keep in full force and effect the insurance required under Section 16
                                                                    ----------
of the Master Lease, including, without limitation, the following insurance:

     14.1  LIABILITY INSURANCE

     A policy of general commercial liability insurance satisfying each and every requirement of the Master Lease and naming both Sublandlord and Landlord as additional insureds. Such liability policy shall (a) insure against any and all claims or liability arising out of the use or maintenance of the Property under this Sublease, in an amount not less than $1,000,000.00 per occurrence covering bodily injury to persons, including death, and damage to property; (b) insure the hazards of the Property and Subtenant's operations thereon, independent contractors, contractual liability (covering all indemnity provisions of this Sublease); and (c) contain a cross-liability provision and a provision that the insurance provided Sublandlord and Landlord hereunder shall be primary and non-contributing with any other insurance.

     14.2  PROPERTY DAMAGE INSURANCE

     A fire and extended coverage insurance policy on the improvements to the Premises satisfying the requirements of the Master Lease and naming both Sublandlord and Landlord as additional insureds as their interests may appear. Such policy shall (a) be a standard form of property insurance insuring against the perils of fire, extended coverage, vandalism, malicious mischief, special extended coverage ("All-Risk") and sprinkler leakage, and (b) be upon all property owned by Subtenant, or for which Subtenant is legally liable, or that was installed at Subtenant's expense, and that is located at the Premises, including, but not limited to, furniture, fittings, installations, fixtures, and any other personal property of Subtenant, in an amount not less than ninety percent (90%) of the full replacement cost thereof.

     14.3  GENERAL REQUIREMENTS

     All policies shall be written in a form (including amount of deductibles, if any) satisfactory to Sublandlord and shall be taken out with insurance companies holding a General Policyholders Rating of "A+" and a Financial Rating of "XII" or better, as set forth in the most current issue of Best's Insurance Reports, but in any event not less than the rating required under the Master Lease.

     At the time of execution of this Sublease, Subtenant shall deliver to Sublandlord copies of policies or certificates complying with this Sublease, in form satisfactory to Sublandlord and Landlord. No such policy shall be cancelable or reducible in coverage except after thirty (30) days prior written notice to Sublandlord and Landlord. If Subtenant fails to obtain, maintain and/or provide evidence of insurance required hereunder, Sublandlord may obtain the same and Subtenant shall, upon demand, reimburse Sublandlord for the cost thereof. No such action by Sublandlord or reimbursement from Subtenant shall be a waiver of default or other remedies. In no event shall the limits of such policies be considered as limiting liability of Subtenant under this Sublease.

     14.4  SUBLANDLORD INSURANCE

     Sublandlord agrees that it will continue to maintain insurance on the portion of the Master Space not included in the Premises in accordance with the requirements of the Master Lease. Subtenant shall be named as an additional insured on the liability insurance policies maintained by Sublandlord under the Master Lease.

15.  WAIVER OF RECOVERY

     Sublandlord and Subtenant each release and relieve the other, and waive their entire rights of recovery for, loss or damage to property located within or constituting a part or all of the Property to the extent that the loss or damage is covered by (a) the injured party's insurance, or (b) the insurance the injured party is required to carry under Section 14 whichever is greater. This
                                         ----------
waiver applies whether or not the loss is due to the negligent acts or omissions of Sublandlord or Subtenant, or their respective officers, directors, employees, agents, contractors, or invitees. Each of Sublandlord and Subtenant shall have their respective property insurers endorse the applicable insurance policies to reflect the foregoing waiver of claims, provided, however, that the endorsement shall not be required if the applicable policy of insurance permits the named insured to waive rights of subrogation on a blanket basis, in which case the blanket waiver shall be acceptable.

16.  RISK

     All of Subtenant's personal property of any kind or description whatsoever in the Property shall be at Subtenant's sole risk. Sublandlord and Landlord shall not be liable for any damage done to or loss of such personal property or damage or loss suffered by the business or occupation of Subtenant arising from any acts or neglect of co-subtenants or other occupants of the Building, or of any other persons, or from bursting, overflowing or leaking of water, sewer or steam pipes, or from the heating or plumbing or sprinkler fixtures, or from electric wires, or from gas, or odors, or caused in any other manner whatsoever unless and to the extent the damage is caused by the willful misconduct of Sublandlord or breach of Sublandlord's obligations under this Sublease.

17.  [INTENTIONALLY OMITTED.]

18.  INDEMNIFICATION

     Subtenant will defend, indemnify and hold harmless Sublandlord and Landlord from any claim, liability or suit, including attorney fees, on behalf of any party for any injury or damage occurring in or about the Master Space where such damage or injury was caused by any act, omission, negligence or intentional act of Subtenant or by Subtenant's agents, employees, servants, customers, clients, contractors, or invitees. Sublandlord will defend, indemnify and hold harmless Subtenant from any claim, liability or suit, including attorney fees, on behalf of any party for any bodily injury or property damage occurring in or about the Master Space to the extent the damage or injury was caused by the negligence of Sublandlord, its agents, employees, servants, customers or invitees.

     The indemnification obligations contained in this Section 18 or elsewhere
                                                       ----------
in this Sublease shall not be limited by any worker's compensation, benefit or disability laws. For the sole purpose of effectuating the indemnification obligations under this Sublease and not for the benefit of any third parties, Sublandlord and Subtenant each hereby waives any immunity that it may have under the Industrial Insurance Act, Title 51 RCW and similar worker's compensation, benefit or disability laws.

     SUBLANDLORD AND SUBTENANT ACKNOWLEDGE BY THEIR EXECUTION OF THIS SUBLEASE THAT EACH OF THE INDEMNIFICATION PROVISIONS OF THIS SUBLEASE (SPECIFICALLY INCLUDING BUT NOT LIMITED TO THOSE RELATING TO WORKER'S COMPENSATION BENEFITS AND LAWS) WERE SPECIFICALLY NEGOTIATED AND AGREED TO BY SUBLANDLORD AND SUBTENANT.

19.  CASUALTY & CONDEMNATION

     Under certain circumstances described in the Master Lease, either Landlord or Sublandlord may terminate the Master Lease if there is a fire or other casualty damaging the Building or the Premises, or if there is a condemnation affecting the Building. Any such termination will automatically terminate this Sublease. Sublandlord's obligation to repair any damage to the Premises is limited to its obligation to do so under the Master Lease. Rent will abate in proportion to the loss of use of the Premises caused by fire or other casualty. In the event of fire or other casualty damaging the Building or the Premises, Subtenant shall have the right to terminate this Sublease on the same terms and conditions, and subject to the same standards, as Sublandlord's rights to terminate as a result of fire or other casualty under the Master Lease. Subtenant may terminate this Sublease under such circumstances even if Sublandlord or Landlord do not elect to terminate the Master Lease.

20.  MASTER LEASE

     20.1  REPRESENTATIONS AND WARRANTIES OF SUBLANDLORD

     Sublandlord makes the following representations and warranties to
Subtenant:

          (i) The Master Lease attached hereto as Exhibit A is a full, true and correct copy of the Master Lease in effect between Landlord and Sublandlord, and there are no other agreements, undertakings or arrangements with respect to Sublandlord's right to occupy and use the Master Space except as set forth in the Master Lease.

          (ii)  The term of the Master Lease expires on June 30, 1999.

          (iii) Sublandlord is not in default under the terms of the Master Lease, and no event has occurred which, with the passage of time or the giving of notice or both would constitute a default by Sublandlord under the terms of the Master Lease.

          (iv) Sublandlord has received no notice from Landlord alleging a breach or default under the Master Lease which has not been remedied in full.

     20.2  SUBORDINATION

     This Sublease is subject and subordinate to the Master Lease, to all ground and underlying leases, and to all mortgages and deeds of trust which may now or hereafter affect the Property, and to any and all renewals, modifications, consolidations, replacements and extensions thereof, provided that Sublandlord agrees not to effect any modification or amendment of the Master Lease that adversely affects the rights of Subtenant hereunder without the written consent of Subtenant which consent shall not be unreasonably withheld, conditioned or delayed.

     20.3  ADHERENCE TO TERMS OF MASTER LEASE BY SUBTENANT

     Subtenant agrees to be bound by and to perform all obligations and responsibilities of Sublandlord as tenant under the Master Lease as such obligations and responsibilities may apply to the Premises, including, without limitation, Section 8 Emissions; Storage, Use & Disposal of Waste; Section 10
            ---------                                              ----------
Personal Property Taxes, Section 15 Release and Indemnity, and Section 23
                         ----------                            ----------
Subordination. Subtenant shall neither do nor permit anything to be done that would cause the Master Lease to be terminated or forfeited by reason of any right of termination or forfeiture reserved or vested in Landlord under the Master Lease.

     20.4  ADHERENCE TO TERMS OF MASTER LEASE BY SUBLANDLORD NOTICE AND CURE
           RIGHTS

     During the term of this Sublease, Sublandlord agrees to comply in full with all of the terms and conditions of the Master Lease (i) applicable to the portion of the Master Space which is not part of the Premises, and (ii) which are not the express responsibility of Subtenant under this Sublease. Without limiting the foregoing, Sublandlord agrees to pay all rent and additional rent under the Master Lease when due.

     If at any time Sublandlord receives a notice from Landlord alleging a breach or default by Sublandlord under the Master Lease, Sublandlord immediately shall provide a complete copy of such notice to Subtenant. In the event Sublandlord does not cure such default or provide Subtenant with evidence satisfactory to Subtenant that Sublandlord will cure such default prior to expiration of the applicable cure period, Subtenant may (but shall have no obligation to) cure such default. In the event Subtenant cures the default, Sublandlord immediately shall reimburse Subtenant for all reasonable costs and expenses reasonably incurred by Subtenant to cure such default, together with interest at the rate of 14% per annum from the date of cure by Subtenant to the date of reimbursement by Sublandlord. In the event Sublandlord does not reimburse Subtenant for such costs and expenses within 15 days of a written demand from Subtenant, Subtenant may offset such amount against rent due under this Sublease. Offset against rent shall be in addition to any other right or remedy available to Subtenant under this Sublease or under applicable law due to a default by Sublandlord under the Master Lease.

21.  RIGHT OF ENTRY

     Sublandlord shall have the right to enter the Premises as and to the extent Landlord has such right under the Master Lease.

22.  PARKING

     Sublandlord shall provide to Subtenant, subject to the terms and conditions of the Master Lease, 3.5 parking stalls per 1,000 rentable square feet around or near the Building, including 1 parking stall per 1,000 rentable square feet in the Building's garage. Subtenant shall have exclusive use of the existing stalls in the Building's garage which are clearly marked with the name of Sublandlord. At Subtenant's election, Subtenant may mark such stalls with Subtenant's name at Subtenant's expense, as and to the extent doing so is permitted under the Master Lease or with consent of Landlord.

23.  RULES AND REGULATIONS

     Subtenant shall observe at all times the rules and regulations promulgated by Landlord. Sublandlord agrees not to consent to or approve any changes to such rules and regulations without the prior written consent of Subtenant.

24.  SUBLETTING

     Subtenant shall not sublet the Premises or assign this Sublease or any part thereof for any period of time, except with the prior written consent of Sublandlord and, if required under the Master Lease, the prior written consent of Landlord. The terms, conditions and limitations for subletting as set forth under the Master Lease Shall also apply to subletting under this Sublease.

25.  NOTICE

     Any notice regarding a breach of this Sublease or termination thereof shall be in writing and be sent by certified mail or personally delivered to Western Wireless Corporation, 2001 N.W. Sammamish Road, Issaquah, WA 98027, Attention:
Alan Bender, General Counsel (in the case of Sublandlord) or to ONYX Software Corporation, 330 120th Avenue, N.E., Suite 200, Bellevue, WA 98005, Attention:
Fraser Black (in the case of Subtenant). Notice shall be deemed given when so delivered to Sublandlord or Subtenant, or three (3) days after it is placed, properly addressed with postage prepaid, in a depository for United States certified mail. Either party may provide for a different address by notifying the other party of said change as provided for herein.

26.  ESTOPPEL CERTIFICATE

     Upon either party's request, at any time and from time to time, the other party shall execute and deliver within fifteen (15) business days after receipt of the request, a written instrument, duly executed:

          26.1 certifying that this Sublease has not been amended or modified and is in full force and effect or, if there has been a modification or amendment, that this Sublease is in full force and effect as modified or amended, and stating the modifications or amendments;

          26.2  specifying the date to which the rent has been paid;

          26.3 stating whether, to the certifying party's best knowledge, the requesting party in default and, if so, stating the nature of the default; and

          26.4 stating the commencement date of the term and whether any option to extend the term has been exercised.

27.  SURRENDER OF PREMISES

     Subtenant shall, on the last day of the Term of this Sublease, or upon any earlier termination, at its sole cost and expense, (a) remove all of its furniture, furnishings, personal property and equipment, including the Existing Furniture to the extent required under Section 1.3 above, (b) repair all damages
                                       -----------
occasioned by such removal, and (c) surrender to Sublandlord the Premises and all improvements to the Premises in the same condition and state of repair as the commencement of the term of this Sublease, reasonable wear and tear excepted.

28.  HOLDING OVER

     If Subtenant holds over after expiration or termination of this Sublease without written consent of Sublandlord, Subtenant shall pay two times the fixed Monthly Rent in effect during the last month hereof and all other charges due hereunder for each month or any part thereof of any such holdover period. No holding over by Subtenant after the term of this Sublease shall operate to extend the Sublease term. In the event of any unauthorized holding over, Subtenant shall indemnify Sublandlord against all costs and claims for damages, including, without limitation, any claims for damages by any other tenant to whom Sublandlord or Landlord may have leased all or any part of the Premises.

     If Subtenant holds over after expiration of the term of this Sublease, or after the Sublease is terminated, with Sublandlord's consent, Subtenant shall be deemed to be occupying the Premises under a month-to-month tenancy, and subject to all the terms, covenants and conditions of this Sublease (other than the term), except that the minimum monthly rent shall be 125% of the minimum monthly rent for the last month of the term and the tenancy shall be terminable by either party on twenty (20) days written notice to the other party, effective as of the last day of a calendar month.

29.  [INTENTIONALLY OMITTED.]

30.  RIGHT OF FIRST REFUSAL; EXPANSION

     30.1  GRANT OF FIRST RIGHT OF REFUSAL

     Sublandlord hereby grants to Subtenant a "Right of First Refusal" on all space within the Building leased by Sublandlord which is not leased to Subtenant pursuant to the terms of this Sublease (the "Remaining Space"), which Remaining Space currently consists of approximately 8,330 square feet of rentable are in Suites 110 and 101 of the first floor of the Building. If Sublandlord proposes to lease, or grant a right of possession in the Remaining Space, or any portion thereof, Sublandlord may do so only after offering to lease such space (the "Offered Space") to Subtenant on the terms and conditions set forth in this
Section 30. A portion of the Remaining Space is subleased by Sublandlord from
----------
Lockwood Lozier Custom Homes Company, Inc. under a Sublease dated June 13, 1995 (the "LLCHC Space"). In connection with the Right of First Refusal as it applies to the LLCHC Space, Subtenant shall take an assignment of that sublease upon exercise of the Right of First Refusal as to such space.

     30.2  TERM OF FIRST RIGHT OF REFUSAL

     The term of this Right of First Refusal shall commence on the effective date of the Sublease and shall continue until the expiration or earlier termination of the Sublease.

     30.3  NOTICE OF INTENT TO LEASE

     Sublandlord shall given written notice to Subtenant of its intent to lease or grant a right of possession in the Remaining Space ("Sublandlord's Notice"). The Sublandlord's Notice shall set forth the following basic business terms (collectively the "Basic Business Terms"): (i) the description of the Offered Space; (ii) the initial lease term, which can be up to June 30, 1999; (iii) the interior improvements, if any, Sublandlord is willing to construct; (iv) the method of payment for any such improvements; (v) the minimum rent for the initial term of the lease and the formula, allowances of operating expenses and Subtenant's obligation to pay taxes, assessments, insurance costs, and the like; (vi) any options(s) to extent the lease term and the rent to be charged during such extension period; and (vii) any other business terms Sublandlord elects to specify.

     30.4  EXERCISE OF RIGHT OF FIRST REFUSAL

     Subtenant may elect to exercise its Right of First Refusal by giving Sublandlord written notice of such election on or before the fifth (5th) day following delivery of Sublandlord's Notice. Subtenant's failure to give written notice of an election to exercise its Right of First Refusal within five (5) day period shall be deemed a waiver of its Right of First Refusal only with respect to the Offered Space.

     30.5  TERMS OF THE SUBLEASE

     Upon Subtenant's exercise of the Right of First Refusal, Sublandlord shall lease to Subtenant and Subtenant shall lease from Sublandlord the Offered Space on the terms and conditions of this Sublease, with such modifications as are necessary to make the Sublease for the Offered Space consistent with the Basic Business Terms stated in Sublandlord's Notice. The parties also shall execute a written amendment to this Sublease, incorporating the Basic Business Terms set forth in Sublandlord's Notice; provided, however, that Sublandlord's refusal to execute such lease shall not affect Tenant's rights with respect to the Offered Space.

     30.6  SUBLANDLORD'S RIGHT TO LEASE

     If Subtenant does not indicate in writing its election to lease the Offered Space within the time period described in Section 30.4 above, Sublandlord
                                          ------------
thereafter shall have the right to lease or grant a right of possession in the Offered Space; provided (i) the transaction is consummated at a rental rate of not less than the rental rate specified in the Basic Business Terms and on other economic terms no more favorable than the other Basic Business Terms set forth in Sublandlord's Notice; and (ii) the transaction is consummated on or before the one hundred twentieth (120th) day following delivery of Sublandlord's Notice. Any lease or grant of a right of occupancy affecting the Offered Space not meeting the criteria of the prior sentence shall be deemed a new determination by Sublandlord to lease the Offered Space and may not be consummated unless Subtenant is again offered the right to lease such Offered Space in accordance with the provisions of this Right of First Refusal.

     30.7  EXPANSION

     Sublandlord has not and does not grant any right to expand into the remainder of the Master Space on the first floor of the Building. However, the parties agree that any expansion by Subtenant into the remainder of the Master Space on the first floor of the Building other than by exercise of the Subtenant's right of first refusal in Section 30.1 shall be at a rate of $16.65 per rentable square foot
           ------------
per year.

31.  SUCCESSORS AND ASSIGNS

     Subject to the restriction contained in Section 24, the covenants and
                                             ----------
conditions contained in this Sublease shall bind the heirs, successors, executors, administrators and assigns of the parties.

32.  BROKERS

     Sublandlord and Subtenant each represents and warrants to the other that, other than Pacific Real Estate Partners, which represents Sublandlord, and CB Commercial, which represents Subtenant, it did not deal with any broker in connection with this transaction. Sublandlord will pay to CB Commercial a commission in the amount of four percent (4%) of Monthly Rent arising from this Sublease, one-half of which shall be paid upon execution of this Sublease, and the other one-half of which shall be paid upon Subtenant's occupancy of the Initial Premises. Sublandlord also shall pay a commission to Pacific Real Estate Partners in accordance with the separate brokerage agreement between Sublandlord and Pacific Real Estate Partners.

33.  ATTORNEY FEES

     If legal proceedings are initiated to enforce any term of this Sublease, to recover any rent due under this Sublease, for the breach of any covenant or condition of this Sublease, or for the restitution of the Premises to the Sublandlord and/or eviction of the Subtenant, the prevailing party shall be entitled to recover, as an element of its cost of suit and not as damages, reasonable attorney fees and costs to be fixed by the court.

34.  ENTIRE AGREEMENT, MERGER AND WAIVER

     This Sublease supersedes and cancels all previous negotiations, arrangements, offers, agreements or understandings, if any, between the parties. This Sublease expresses and contains the entire agreement of the parties and there are no express or implied representations, warranties or agreements between them, except as contained in this Sublease. This Sublease may not be modified, amended or supplemented except by a writing signed by both Sublandlord and Subtenant. No consent given or waiver made by Sublandlord of any breach of Subtenant of any provision of this Sublease shall operate or be construed in any manner as a waiver of any subsequent breach of the same or of any other provision.

35.  CAPTIONS

     The captions of this Sublease are provided for convenience only and shall not be used in construing its meaning.

36.  SEVERABILITY

     If any provision of this Sublease is found to be unenforceable, the remainder of this Sublease shall not be affected thereby.

37.  AUTHORITY

     Each individual executing this Sublease on behalf of a party represents and warrants that (a) he or she is duly authorized to execute and deliver this Sublease on behalf of such party and that this Sublease is binding upon such party according to its terms, and (b) his or her authorization to execute and deliver this Sublease was in accordance with a duly adopted resolution of the party's Board of Directors and Bylaws. Concurrently with execution of this Sublease, each party shall deliver to the other party reasonable evidence of authorization.

38.  SUBLANDLORD AND SUBTENANT RELATIONSHIP ONLY

     Nothing contained in this Sublease shall be construed to create the relationship of principal and agent, partnership, joint venturer or any association between Sublandlord and Subtenant.

39.  MEMORANDUM OF LEASE

     Neither this Sublease nor a memorandum thereof shall be recorded.

40.  CONSENT TO SUBLEASE BY LANDLORD

     This Sublease is subject to the consent of Landlord. Accordingly, it shall be a condition precedent of this Sublease that Sublandlord has obtained the consent of Landlord. Sublandlord agrees to use all reasonable effort and proceed diligently and in good faith to obtain Landlord's consent. The consent of Landlord shall be substantially as set forth in the form of consent of Landlord attached hereto as Exhibit D, or otherwise in a form satisfactory to Subtenant in its sole discretion. In addition to the consent of Landlord to this Sublease, this Sublease is also subject to obtaining an estoppel certificate from Landlord substantially as set forth in Exhibit E attached hereto or otherwise satisfactory to Subtenant in its sole discretion. Each of the foregoing conditions shall be deemed satisfied by delivery of a facsimile copy of Landlord's signature on each instrument.

     If the conditions set forth in this Section 40 are not satisfied on or
                                         ----------
before March 13, 1996. Subtenant shall have the right to cancel this Lease by delivering to Sublandlord written notice of cancellation by 6:00 p.m., March 18, 1996, failing which the foregoing conditions shall be deemed waived. If Subtenant timely cancels this Sublease pursuant to the preceding sentence, this Sublease shall terminate, neither party shall have any further obligation hereunder, and the initial rental payment and security deposit held by Pacific Real Estate Partners shall be returned promptly to Subtenant.

41.  ENVIRONMENTAL

     41.1 Neither Subtenant nor its officers, directors, agents, contractors, employees or invitees will use, generate, manufacture, produce, store, release, discharge or dispose of on, under or about the Premises, or off-site the Premises affecting the Property, or transport to or from the Premises, any Hazardous Substance except in compliance with Environmental Laws. The term "Hazardous Substance" means any hazardous or toxic substance, material or waste, pollutants or contaminants, as defined, listed or regulated now or in the future by any federal, state or local law, ordinance, code, regulation, rule, order or decree regulating, relating to or imposing liability or standards of conduct concerning, any environmental conditions, health or industrial hygiene, including without limitation, (a) chlorinated solvents, (b) petroleum products or by-products, (c) asbestos and (d) polychlorinated biphenyls. The term "Environmental Law" means any federal, state or local law, statute, ordinance, regulation or order pertaining to health, industrial hygiene, environmental conditions or hazardous substances or materials including those defined in this Section as "Hazardous Substances."

     41.2 Subtenant shall give prompt written notice to Sublandlord and Landlord of: any proceeding or inquiry by any governmental authority with respect to the presence of any Hazardous Substance on the Premises; all claims made or threatened by any third party against Subtenant or the Premises relating to any loss or injury resulting from any Hazardous Substance; and Subtenant's discovery of any occurrence or condition on the Premises that could cause the Premises or any part thereof to be subject to any restrictions on occupancy, or use of the Premises under any Environmental Law.

     41.3 Subtenant shall protect, indemnify, defend and hold harmless Sublandlord and Landlord and their directors, partners, officers, employees, agents, parents, subsidiaries, successors and assigns from any loss, damage, cost, expense or liability (including reasonable attorneys' fees and costs) directly or indirectly arising out of or attributable to the use, generation, manufacture, production, storage, release, discharge, disposal or presence of a Hazardous Substance on the Premises or off-site of the Premises affecting the Property caused by Subtenant or its directors, partners, officers, employees, agents, contractors and invitees, including without limitation, the costs of any required or necessary repairs, cleanup or detoxification of the Premises and the preparation and implementation of any closure, remedial or other required plans.

     41.4 Sublandlord represents and warrants to Subtenant that Sublandlord has no knowledge of the presence or suspected presence of Hazardous Substances in the Premises or in the Building in violation of Environmental Laws.

42.  WAIVER OF TRIAL BY JURY

     Sublandlord and Subtenant each agree to and they hereby do waive trial by jury in any action, proceeding or counterclaim brought by either of the parties hereto against the other on any matters whatsoever arising out of or in any way connected with this Sublease, the relationship of Sublandlord and Subtenant, Subtenant's use or occupancy of the Premises and/or any claim of injury or damage, and any statutory remedy.

43.  WAIVER OF CONSEQUENTIAL DAMAGES

     Sublandlord and Subtenant waive any claim for consequential damages that one party may have against the other for breach of or failure to perform or observe the requirements and obligations created by this Sublease. By way of illustration only and not by way of limitation, consequential damages shall include lost profits, lost business opportunities, interference with business or contractual expectancies, loss of equity in property (whether the Building or other property), or any speculative or remote damages.

44.  HEALTH FACILITY

     During the term of this Sublease, Subtenant and its employees shall have the right to use the health facility in the Building on the same terms and conditions as Sublandlord can use Building health facility as provided in the Master Lease.

45.  QUIET ENJOYMENT

     So long as Subtenant is not in default under this Sublease, Sublandlord warrants that Subtenant shall have peaceful and quiet use and enjoyment of the Premises as against any party claiming by or through Sublandlord, subject to the provisions of this Sublease and the Master Lease.

SUBTENANT:                                         SUBLANDLORD:
ONYX SOFTWARE CORPORATION, a                       WWC HOLDING CO., INC., a Washington
Washington corporation                             corporation


By     FRASER BLACK                                By    ALAN BENDER
   --------------------------------------------       -----------------------------------------
Name: Fraser Black, V.P. Finance & Operations           Alan Bender, Senior Vice President
      -----------------------------------------
Its: __________________________________________

STATE OF WASHINGTON  )
                     ) ss.
COUNTY OF KING       )

     I certify that I know or have satisfactory evidence that Alan Bender is the person who appeared before me, and said person acknowledged that he signed this instrument, on oath stated that he was authorized to execute the instrument and acknowledged it as the Senior Vice President of WWC HOLDING CO., INC. to be the free and voluntary act and deed of such party for the uses and purposes mentioned in the instrument.

     Dated:   3-6-96
              ------

                                               JOHN A. SEETHOFF
                                     --------------------------------------
                                                Notary Public

                                               John A. Seethoff
                                     --------------------------------------
                                                [Printed Name]
                                     My appointment expires     11-1-97
                                                           ----------------

STATE OF WASHINGTON  )
                     ) ss.
COUNTY OF KING       )

     I certify that I know or have satisfactory evidence that Fraser Black is
                                                              ------------
the person who appeared before me, and said person acknowledged that he/she signed this instrument, on oath stated that he/she was authorized to execute the instrument and acknowledged it as the V.P. of Finance & Oper. of ONYX SOFTWARE
                                      -----------------------
CORPORATION to be the free and voluntary act and deed of such party for the uses and purposes mentioned in the instrument.

     Dated:   03-06-96
              --------

                                               SUSAN C. LEITZKE
                                     --------------------------------------
                                                 Notary Public

                                               Susan C. Leitzke
                                     --------------------------------------
                                                [Printed Name]
                                     My appointment expires      08-02-98
                                                           ----------------

                              FIRST AMENDMENT TO SUBLEASE

     THIS FIRST AMENDMENT TO SUBLEASE ("First Amendment") is made and entered
                                        ---------------
into as of August __, 1997, by and between WWC Holding Co., Inc. ("Sublandlord")
                                                                   -----------
and ONYX Software Corporation ("Subtenant").
                                ---------

     A. Sublandlord and Subtenant have entered into a Sublease Agreement dated March 6, 1996 (the "Sublease") for certain space at 330 120th Avenue N.E.,
                    --------
Bellevue, Washington in Building C, Ridgewood Corporate Square, which subleased space is more specifically described in the Sublease.

     B. Sublandlord and Subtenant contemporaneously are entering into a Second Amendment to Sublease that concerns the addition of approximately 5,864 rentable square feet of space to the Sublease referred to therein as Suite C-110.

     C. Sublandlord and Subtenant intend, by the execution and delivery of this First Lease Amendment, to amend and supplement the Lease in certain material respects. Specifically, Sublandlord and Subtenant intend to increase the size of the Premises.

     D. Unless otherwise noted, all capitalized terms in this First Amendment have the same meanings as set forth in the Sublease.

     NOW, THEREFORE, in consideration of the mutual promises, covenants and agreements of the parties hereinafter set forth, and for other good and valuable consideration, the receipt and sufflciency of which is hereby acknowledged, the parties agree as follows:

1.   PREMISES

     Sublandlord agrees to lease to Subtenant and Subtenant agrees to sublease from Sublandlord approximately 2,466 rentable square feet of the first floor of the Building, commonly known as Suite C-101 containing approximately 1,940 rentable square feet leased by Sublandlord from the Landlord pursuant to the Master Lease and approximately 526 rentable square feet subleased by Sublandlord from Lochwood Lozier Custom Homes Company, Inc. pursuant to that certain Sublease Agreement dated June 13, 1995 (the "Lochwood Sublease"), as depicted on
                                             -----------------
Exhibit A ("Suite C-101").  The Premises are hereby expanded to include Suite C-
            -----------
101 effective as of the date Subtenant is given access to Suite C-101 pursuant to Section 2 of this First Amendment.

2.   TERM

     The term of this Sublease shall expire on June 30, 1999 with respect to all of Suite C-101 except for the Lochwood Sublease space for which the term shall expire on April 30, 1998. Subtenant shall be given access to Suite C-101 promptly following

Sublandlord vacating the same for the purpose of completing tenant improvements, cabling, wiring ant other improvements desired by Subtenant, subject, however to Subtenant having obtained before beginning any such improvements any consent from Sublandlord Lochwood or Landlord required undo the Sublease, the Master Lease or the Lochwood Sublease.

3.   RENT COMMENCEMENT DATE

     Rent on Suite C-101 shall commence to accrue on the earlier of (i) the date Subtenant's personnel first occupy any portion of Suite C-101, and (ii) the date that is four (4) weeks following the date on which Subtenant is given access to Suite C-101 as provided in Section 2 of this First Amendment, provided the Landlord has given its consent to this Sublease.

4.   RENT

     4.1  MONTHLY RENT

     Monthly Rent for Suite C-101 shall be calculated at the same rate as rent for the remainder of the Premises, i.e., $16.65 per rentable square foot per year.

     4.2  ADDITIONAL RENT

     From and after January 1, 1998 Tenant's Proportionate Share shall be increased to 100%.

5.   CONDITION OF ADDITIONAL SPACE

     All of the provisions of Section 6 of the Sublease apply to Suite C-101 except that Sublandlord has no obligation to undertake any improvements to Suite C-101 and Sublandlord shall remove the existing access card readers and associated wiring.

6.   MASTER LEASE

     All references to the Master Lease shall include the "Master Lease" referred to in the Lochwood Sublease. Sublandlord makes no representations and warranties with respect to the "Master Lease" referred to in the Lochwood Sublease.

7.   PARKING

     Parking shall be made available with respect to Suite C-101 on the same terms as are provided with respect to the Initial Premises and Remaining Premises under Section 22 of the Sublease, up to the maximum number of spaces available under the Master Lease.

8.   RIGHT OF FIRST REFUSAL

     This First Amendment is in lieu of the Right of First Refusal contained in
Section 30 of the Sublease.

9.   EXISTING FURNITURE SYSTEMS

     Sublandlord shall be responsible for removing from Suite C-101 all furniture and movable partitions when Sublandlord vacates Suite C-101.

10.  CONDITIONS

     This First Amendment is subject to the consent of Landlord. Accordingly, it shall be a condition precedent of this First Amendment that Sublandlord has obtained the consent of Landlord. Sublandlord agrees to use all reasonable effort and proceed diligently and in good faith to obtain Landlord's consent. The consent of Landlord shall be substantially as set forth in the form of consent of Landlord attached to the Sublease as Exhibit D, or otherwise in a form satisfactory to Subtenant in its sole discretion. The foregoing condition shall be deemed satisfied by delivery of a facsimile copy of Landlord's signature on the consent instrument.

11.  REMAINING SUBLEASE PROVISIONS UNCHANGED

     This First Amendment supersedes any inconsistent provisions of the Sublease. All other terms, conditions, provisions and covenants of the Sublease shall remain unchanged and shall continue in full force and effect and shall be applicable to this First Amendment.

SUBTENANT:                                         SUBLANDLORD:
ONYX SOFTWARE CORPORATION, a Washington            WWC HOLDING CO., INC., a Washington corporation
 corporation

By:   /s/ FRASER BLACK                             By:_______________________________________________
     -----------------------------------------         Alan Bender, Senior Vice President
Name:     Fraser Black
      ----------------------------------------
Its:      VP Finance
      ----------------------------------------

EXHIBITS

Exhibit A              Floor Plan Depicting Additional Space
Exhibit B              Lochwood Sublease

STATE OF WASHINGTON    )
                       ) ss.
COUNTY OF KING         )

     I certify that I know or have satisfactory evidence that Alan Bender is the person who appeared before me, and said person acknowledged that he signed this instrument, on oath stated that he was authorized to execute the instrument and acknowledged it as the Senior Vice President of WWC HOLDING CO., INC. to be the free and voluntary act and deed of such party for the uses and purposes mentioned in the instrument.

     Dated:  ____________________


                                   _______________________________________
                                                Notary Public

                                   _______________________________________
                                                [Printed Name]
                                   My appointment expires_________________

STATE OF WASHINGTON  )
                     ) ss.
COUNTY OF KING       )

     I certify that I know or have satisfactory evidence that ____________________ is the person who appeared before me, and said person acknowledged that he/she signed this instrument, on oath stated that he/she was authorized to execute the instrument and acknowledged it as the ____________________ of ONYX SOFTWARE CORPORATION to be the free and voluntary act and deed of such party for the uses and purposes mentioned in the instrument.

     Dated:  ____________________



                                   _______________________________________
                                                Notary Public

                                   _______________________________________
                                                [Printed Name]
                                   My appointment expires_________________

                         SECOND AMENDMENT TO SUBLEASE

     THIS SECOND AMENDMENT TO SUBLEASE ("Second Amendment") is made and entered
                                         ----------------
into as of August ____ 1997, by and between WWC Holding Co., Inc.
("Sublandlord") and ONYX Software Corporation ("Subtenant").
  -----------                                   ---------

     A. Sublandlord and Subtenant have entered into a Sublease Agreement dated March 6, 1996 (the "Sublease") for certain space at 330 120th Avenue N.E.,
                    --------
Bellevue, Washington in Building C, Ridgewood Corporate Square, which subleased space is more specifically described in the Sublease.

     B. Sublandlord and Subtenant contemporaneously have entered into a First Amendment to Sublease that concerns the addition of approximately 1,940 rentable square feet of space to the Sublease referred to therein as Suite C-101.

     C. Sublandlord and Subtenant intend, by the execution and delivery of this Second Lease Amendment, to amend and supplement the Lease in certain material respects. Specifically, Sublandlord and Subtenant intend to increase the size of the Premises.

     D. Unless otherwise noted, all capitalized terms in this Second Amendment have the same meanings as set forth in the Sublease.

     NOW, THEREFORE, in consideration of the mutual promises, covenants and agreements of the parties hereinafter set forth, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

1.   PREMISES

     Sublandlord agrees to lease to Subtenant and Subtenant agrees to sublease from Sublandlord approximately 5,864 rentable square feet of the first floor of the Building, commonly known as Suite C-110 and leased by Sublandlord from the Landlord pursuant to the Master Lease, as depicted on Exhibit A attached ("Suite C-110"). The Premises are hereby expanded to include Suite C-110 effective as of the date Subtenant is given access to Suite C-110 pursuant to Section 2 of this Second Amendment.

2.   TERM

     The term of this Sublease shall expire on June 30, 1999 with respect to Suite C-110. Subtenant shall be given access to Suite C-110 promptly following Sublandlord vacating the same for the purpose of completing tenant improvements, cabling, wiring and other improvements desired by Subtenant, subject, however to

Subtenant having obtained before beginning any such improvements any consent from Sublandlord or Landlord required undo the Sublease or the Master Lease.

3.   RENT COMMENCEMENT DATE

     Rent on Suite C-110 shall commence to accrue on the earlier of (i) the date Subtenant's personnel first occupy any portion of Suite C-110, and (ii) the date that is four (4) weeks following the later of (a) the date Sublandlord receives the consents described in Section 10.2 and (b) the date on which Subtenant is given access to Suite C-110 as provided in Section 2 of this Second Amendment, provided the Landlord has given its consent to this Sublease.

4    RENT

     4.1  MONTHLY RENT

     Monthly Rent for Suite C-110 shall be calculated at the same rate as rent for the remainder of the Premises, i.e., $16.65 per rentable square foot per year.

     4.2  ADDITIONAL RENT

     From and after January 1, 1998 Tenant's Proportionate Share shall be increased to 100%.

5.   CONDITION OF ADDITIONAL SPACE

     All of the provisions of Section 6 of the Sublease apply to Suite C-110 except that Sublandlord has no obligation to undertake any improvements to Suite C-110 and Sublandlord shall remove the existing access card readers and associated wiring.

6.   [INTENTIONALLY OMITTED.]

7.   PARKING

     Parking shall be made available with respect to Suite C-110 on the same terms as are provided with respect to the Initial Premises and Remaining Premises under Section 22 of the Sublease, up to the maximum number of spaces available under the Master Lease.

8.   RIGHT OF FIRST REFUSAL

     This Second Amendment is in lieu of the Right of First Refusal contained in
Section 30 of the Sublease.

9.   EXISTING FURNITURE SYSTEMS

     Sublandlord will leave the existing blue cubicle systems at the Premises that are outside the computer room and conveys them to Subtenant, AS-IS, without representation or warranty effective as of the Rent Commencement Date. Sublandlord shall be responsible for removing from Suite C-110 any other furniture and movable partitions when Sublandlord vacates Suite C-110.

10.  CONDITIONS

     10.1  CONSENT OF LANDLORD

     This Second Amendment is subject to the consent of Landlord. Accordingly, it shall be a condition precedent of this Second Amendment that Sublandlord has obtained the consent of Landlord. Sublandlord agrees to use all reasonable effort and proceed diligently and in good faith to obtain Landlord's consent. The consent of Landlord shall be substantially as set forth in the form of consent of Landlord attached to the Sublease as Exhibit D, or otherwise in a form satisfactory to Subtenant in its sole discretion. The foregoing condition shall be deemed satisfied by delivery of a facsimile copy of Landlord's signature on the consent instrument.

     10.2  SUBLANDLORD LEASE FOR SUBSTITUTE SPACE

     It shall be a condition to the effectiveness of this Second Amendment that Sublandlord have entered into a sublease of space at Newport Tower, Bellevue, Washington and obtained all necessary consents thereto from the owner and Nextel Communications, Inc., the intervening tenant

     10.3  TIME TO COMPLETE

     If the condition set forth in Section 10.1 is not satisfied on or before September 15, 1997, or if the condition set forth in Section 10.2 is not satisfied or waived by Sublandlord by October 1, 1997, or if Sublandlord has not vacated Suite C-110 by October 31, 1997, then Subtenant shall have the right to cancel this Second Amendment by delivering to Sublandlord written notice of cancellation by 5:00 p.m., seven (7) days after the date specified in this sentence. If Subtenant timely cancels this Second Amendment pursuant to the preceding sentence; this Sublease shall terminate, neither party shall have any further obligation hereunder. Sublandlord will promptly give Subtenant notice when the consents described in Sections 10.1 and 10.2 have been obtained.

11.  REMAINING SUBLEASE PROVISIONS UNCHANGED

     This Second Amendment supersedes any inconsistent provisions of the Sublease as modified by the First Amendment. All other terms, conditions, provisions and covenants of the Sublease shall remain unchanged and shall continue in full force and effect and shall be applicable to this Second Amendment.

SUBTENANT:                            SUBLANDLORD:
ONYX SOFTWARE CORPORATION, a          WWC HOLDING CO., INC., a Washington
Washington corporation                corporation

By: _______________________________   By: _____________________________________
Name:       Fraser Black                  Alan Bender, Senior Vice President
      -----------------------------
Its:        VP of Finance
     ------------------------------

          EXHIBITS

          Exhibit A   Floor Plan Depicting Suite C-110

STATE OF WASHINGTON    )
                       ) ss.
COUNTY OF KING         )

     I certify that I know or have satisfactory evidence that Alan Bender is the person who appeared before me, and said person acknowledged that he signed this instrument, on oath stated that he was authorized to execute the instrument and acknowledged it as the Senior Vice President of WWC HOLDING CO., INC. to be the Bee and voluntary act and deed of such party for the uses and purposes mentioned in the instrument.

     Dated:  ____________________

                                   _____________________________________________
                                                Notary Public

                                   _____________________________________________
                                                [Printed Name]

                                   My appointment expires ______________________


STATE OF WASHINGTON  )
                     ) ss.
COUNTY OF KING       )

     I certify that I know or have satisfactory evidence that ____________________ is the person who appeared before me, and said person acknowledged that he/she signed this instrument, on oath stated that he/she Was authorized to execute the instrument and acknowledged it as the of ONYX SOFTWARE CORPORATION to be the free and voluntary act and deed of such party for the uses and purposes mentioned in the instrument.

     Dated: ____________________


                                 _____________________________________________
                                             Notary Public

                                 _____________________________________________
                                             [Printed Name]

                              My appointment expires _________________________